SUMMARY PROSPECTUS

Lord Abbett Small Cap Blend Fund

DECEMBER 1, 2009

SHARE CLASSES

CLASS A	LSBAX	CLASS F	LBNFX	CLASS R2	LSBQX
CLASS B	LSBBX	CLASS I	LSBYX	CLASS R3	LSSRX
CLASS C	LSBCX	CLASS P	LSBPX

The Lord Abbett Small Cap Blend Fund generally is not available for purchase by new investors, except as described in this prospectus. Please see the section “Information on the Availability of the Fund” for more information.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated December 1, 2009, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial advisor and in “Sales Charges – Class A Share Front-End Sales Charge” of the prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, P, R2 and R3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P	R2	R3
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.35%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%
Other Expenses	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%*
Total Annual Fund Operating Expenses	1.40%	2.05%	2.05%	1.15%	1.05%	1.50%	1.65%	1.55%

* This amount has been restated from fiscal year amounts to reflect current fees and expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158	$709	$993	$1,297	$2,158
Class B Shares	$608	$943	$1,203	$2,213	$208	$643	$1,103	$2,213
Class C Shares	$208	$643	$1,103	$2,379	$208	$643	$1,103	$2,379
Class F Shares	$117	$365	$633	$1,398	$117	$365	$633	$1,398
Class I Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283
Class P Shares	$153	$474	$818	$1,791	$153	$474	$818	$1,791
Class R2 Shares	$168	$520	$897	$1,955	$168	$520	$897	$1,955
Class R3 Shares	$158	$490	$845	$1,845	$158	$490	$845	$1,845

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the recent fiscal year, the Fund’s portfolio turnover rate was 42.78% of the average value of its portfolio.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund primarily invests in small company stocks, including both growth and value stocks. The Fund chooses stocks using both quantitative and fundamental research. The Fund uses quantitative research to identify small companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. The Fund uses fundamental research to learn about a small company’s operating environment, financial condition, leadership position within its industry, resources and strategic plans.

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small companies. The Fund’s principal investments include the following types of securities and other financial instruments:

•	Equity securities, including common stocks, preferred stocks, convertible securities, warrants, rights, and similar instruments.

•	Small company stocks of companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index.

•	Growth stocks of companies that the Fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

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•	Value stocks of companies that the Fund believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign Company Securities that are issued by foreign companies and traded primarily on a U.S. securities exchange, including American Depositary Receipts (“ADRs”), which are typically issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company.

SUMMARY OF PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund primarily invests in stocks and other equity securities, which may experience significant volatility at times and may fall sharply in response to adverse events. Individual stock prices may also experience dramatic movements in price. In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Small Company Risk: The Fund invests primarily in equity securities of small companies, which typically involve greater investment risks than larger companies. Small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services or operate in markets that have not yet been established. Accordingly, small company securities tend to be more sensitive to changing economic conditions and tend to be more volatile and less liquid than equity securities of larger companies.

•

Blend Style Risk: The Fund uses a “blend” strategy to invest in both growth and value stocks, or in stocks with characteristics of both. The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, the manager seeks to diversify these risks and lower the volatility, but there is no assurance this strategy will achieve that result.

•

Portfolio Management Risk: If the strategies used by the Fund’s portfolio managers and their security selections fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategy, even in a rising market.

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•

Foreign and ADR Risk: The Fund’s investments in foreign companies and ADRs generally are subject to more risks than investing in U.S. companies, which may increase the potential for losses in the Fund and may adversely affect its share price. Investing in foreign companies and ADRs include the risk that the securities may be adversely affected by political, economic and social volatility, currency exchange fluctuations, lack of transparency, or inadequate regulatory and accounting standards.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R2 and R3 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge was reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares(1)

(1)	The total return for the Fund’s Class A shares for the nine-month period from January 1, 2009 to September 30, 2009 was 17.17%.

Best Quarter 2nd Q ’03 +26.04%	Worst Quarter 4th Q ’08 -25.92%

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The table below shows how the average annual total returns of the Fund’s Class A, B, C, F, I, and P shares compare to those of a broad-based securities market index. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 5.75%; for Class B shares, the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, I, and P shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2008)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				06/26/2001
Before Taxes	-37.18%	-0.07%	4.58%
After Taxes on Distributions	-37.18%	-1.33%	3.65%
After Taxes on Distributions and Sale of Fund Shares	-24.17%	-0.23%	3.83%
Class B Shares	-36.43%	0.34%	4.75%	06/26/2001
Class C Shares	-33.76%	0.49%	4.75%	06/26/2001
Class F Shares	-33.15%	–	-29.02%	09/28/2007
Class I Shares	-33.09%	1.50%	5.74%	06/26/2001
Class P Shares	-33.37%	1.04%	5.38%	06/26/2001
Index
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-33.79%	-0.93%	1.53% -30.59%	06/26/2001 09/28/2007

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INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The Portfolio Manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Portfolio Manager of the Fund Since
Michael T. Smith, Partner and Director	2001

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class	A, B, and C	F, P(2), R2, and R3	I
General	$1,000/No minimum	No minimum	$1 million minimum(3)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)  Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)  Class P shares are closed to substantially all new investors.

(3)  Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial advisor or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and may also be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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SEC File Number: 811-10371

LASCB-7SUM (12/09)